NUVEEN SANTA BARBARA GLOBAL DIVIDEND GROWTH FUND

SUPPLEMENT DATED APRIL 16, 2018

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2017

Notwithstanding anything to the contrary in the prospectus, the Fund does not invest principally in growth stocks. As a result, the following section of the summary prospectus is deleted in its entirety: “Principal Risks – Growth Stock Risk.”

PLEASE KEEP THIS WITH YOUR

SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBGDGS-0418P